SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to
      <section> 240.14a-11(c) or <section> 240.14a-12



                               The Beard Company
               (Name of Registrant as Specified in its Charter)

                        _______________________________
                   (Name of Person(s) Filing Proxy Statement
                         if other than the Registrant)


Payment of Filing Fee (check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)  Title of each class of securities to which transaction applies:
      _________________________________________________

      (2)  Aggregate number of securities to which transaction applies:
      _________________________________________________
      (3) Per unit price or other underlying value of transaction computed pur-suant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      _________________________________________________
      (4)  Proposed maximum aggregate value of transaction:
      _________________________________________________
      (5)  Total fee paid:  ________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   Amount previously paid:________________
   Form, Schedule or Registration Statement No.:__________________
   Filing Party:_________________________________
   Date Filed:_______________________________

                                 NOTICE OF

                               ANNUAL MEETING

                              OF STOCKHOLDERS

                                 TO BE HELD

                                JUNE 4, 1998

                            AND PROXY STATEMENT


                             THE BEARD COMPANY

                             THE BEARD COMPANY
                        Enterprise Plaza, Suite 320
                           5600 North May Avenue
                       Oklahoma City, Oklahoma 73112

                                                              April 30, 1998

Dear Stockholders:

     We  invite  you  to attend the annual meeting of stockholders of The Beard

Company (the "Company")  which  will be held in Oklahoma City on Thursday, June

4, 1998.  The matters to be considered  at  the  meeting  are  described in the formal notice and proxy statement on the following pages.


     After  completing  the  business  of  the  meeting, including election  of directors, we will discuss fiscal year 1997 activities  and the current outlook for the Company.  There will be a period for questions and  for discussion with your directors and officers.


     If you plan to be present, please notify the Secretary of  the  Company so that the necessary arrangements can be made for your attendance.  Regardless of whether  you  plan  to  personally attend, it is important that your shares  be

represented at this meeting.   Please  date, sign and return your proxy card in

the enclosed envelope at your earliest convenience.




     W. M. BEARD                                 HERB MEE, Jr.
     W. M. Beard                                 Herb Mee, Jr.
        Chairman                                   President

                               THE BEARD COMPANY
                          Enterprise Plaza, Suite 320
                             5600 North May Avenue
                         Oklahoma City, Oklahoma 73112

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 June 4, 1998

TO THE STOCKHOLDERS OF THE BEARD COMPANY:

     You are hereby notified that the Annual  Meeting  of  Stockholders  of The

Beard Company (the "Company") will be held on June 4, 1998 at 10:00 a.m. in the

Board  Room  of  Bank  One, in the Bank One Tower, 100 North Broadway, Oklahoma

City, Oklahoma, for the  purpose  of  considering and voting upon the following matters:


     (1) The election of two (2) directors of the Company for three year terms.

     (2) Amendment to The Beard Company 1993 Stock Option Plan.

     (3) The approval of the appointment of KPMG Peat Marwick LLP as independent auditors of the Company for fiscal year 1998.

     (4) Such other business as may properly come before the meeting or any adjournment thereof.


     The transfer books will not be closed,  but only stockholders of record at the close of business on April 17, 1998 will be  entitled  to  notice of and to vote at the meeting.  A complete list of the stockholders entitled  to  vote at the  meeting  shall  be  open  to  the  examination of any stockholder, for any purpose germane to the meeting, during ordinary  business  hours,  for ten days prior  to  the meeting, at the offices of the Company, Enterprise Plaza,  Suite

320, 5600 North May Avenue, Oklahoma City, Oklahoma.


     You are  cordially  invited  to  attend  the meeting.  Even if you plan to attend, you are requested to date, sign and return  the  enclosed proxy at your earliest convenience in the enclosed envelope.  You may revoke  your  proxy  at any time prior to exercise.


                                    By Order of the Board of Directors

                                    REBECCA G. WITCHER
                                    Rebecca G. Witcher
                                    Secretary

Oklahoma City, Oklahoma
Dated April 30, 1998

                               THE BEARD COMPANY
                          Enterprise Plaza, Suite 320
                             5600 North May Avenue
                        Oklahoma City, Oklahoma  73112

                                PROXY STATEMENT

     This Proxy Statement is furnished to the stockholders of The Beard Company ("Beard" or the "Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held June 4, 1998. It is first being mailed to stockholders on or about April 30, 1998. THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

     A person giving the enclosed proxy has the power to revoke it by giving notice to the Secretary in person, or by written notification actually received by the Secretary, or by subsequently granting a later dated proxy relating to the same shares, at any time prior to its being exercised.

     The Company will bear the cost of soliciting proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. It is possible that further solicitation of proxies will be made by telephone or oral communication with some stockholders of the Company following the original solicitation. All such further solicitations will be made by regular employees of the Company who will not be additionally compensated therefor, and the cost will be borne by the Company.

     THE COMPANY'S ANNUAL REPORT ON SECURITIES AND EXCHANGE COMMISSION FORM 10-K (THE "FORM 10-K") INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, IS INCLUDED HEREWITH.


                         VOTING SECURITIES OUTSTANDING

     As of April 17, 1998, 2,528,239 shares of common stock and 27,838 shares of preferred stock of the Company had been issued and were outstanding. Each share of common stock is entitled to one vote on all matters presented at the meeting. Each share of preferred stock is entitled to one vote for each full share of common stock into which it would have been convertible had it been convertible on the record date (5.129425 shares). Accordingly, a total of 2,671,031 votes are entitled to be cast at the meeting, and the holders of the preferred stock are entitled to cast 5.35% of such votes. The preferred stockholders also own common stock entitling them to cast 11.68% of the vote. Only holders of common stock and preferred stock of record at the close of business on April 17, 1998 will be entitled to vote at the meeting.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth the name and address of each shareholder who is known to the Company to own beneficially more than 5% of Beard's outstanding common stock or preferred stock, the number of shares beneficially owned by each and the percentage of outstanding common or preferred stock so owned as of March 31, 1998. Unless otherwise noted, the person named has sole voting and investment powers over the shares reflected opposite his name.

                                       Number of                        Number of                         Combined
                                       Preferred                         Common                         Common and
                                      Shares and                        Shares and                       Preferred
                                       Nature of         Percent         Nature of         Percent         Voting
         Name and Address              Ownership        of Class         Ownership        of Class       Percentage
         ----------------             ----------        --------       -----------        --------      ------------
John Hancock Mutual Life
Insurance Company ("Hancock")              27,838         100.00%      312,040<F1><F2>    11.68%<F2>       17.03%
 57th Floor
200 Clarendon Street
Boston, Massachusetts 02117

The Beard Group 401(k) Plan
("Plan") (c/o Bank One Oklahoma,
N.A., Trustee                                None           0.00%      311,757<F3>        12.33%           11.67%
100 N. Broadway Avenue
Oklahoma City, OK 73102

W. M. Beard                                  None           0.00%      833,324<F4>        32.48%           31.20%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Lu Beard                                     None           0.00%      240,198<F5>         9.50%            8.99%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Herb Mee, Jr.                                None           0.00%      236,339<F6>         9.21%            8.85%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112
----------------

<F1> Shares are held by Hancock  on  behalf  of  itself  and affiliated entities.

<F2> Excludes  the  Beard  preferred  shares  which will collectively become convertible into 5.35% of the outstanding common stock (after conversion) on January 1, 2003 to the extent not previously redeemed or converted.

<F3> Shares  held  by  the  Plan   are   owned   by  the  participating
     employees, each of whom has sole voting and investment power over the shares held in his or her account. Includes 101,819.76 and 122,392.33 shares held for the accounts of Messrs. Beard and Mee, respectively.

<F4> Includes  368,685  shares  owned  directly  by  Mr.  Beard  as  to which he has sole voting and investment power; 238,519 shares (or 9.43%) owned by the William M. Beard and Lu Beard 1988 Charitable Unitrust (the "1988 Unitrust"), of which Mr. Beard and his wife, Lu Beard, serve as co-trustees and share voting and investment power; 16,666 shares each held by the William M. Beard Irrevocable Trust "A," the William M. Beard Irrevocable Trust "B," and the William M. Beard Irrevocable Trust "C" (collectively, the "Beard Irrevocable Trusts") of which Messrs. Beard and Herb Mee, Jr. are trustees and share voting and investment power; 6,738 shares each held by the John Mason Beard II Trust, the Joseph G. Beard Trust and the Rebecca Banner Beard Trust as to which Mr. Beard is the trustee and has sole voting and investment power; 3,256 shares held by the Rebecca Banner Beard Lilly Living Trust as to which Mr. Beard is a co-trustee and shares voting and investment power with his daughter; 101,819.76 shares held by The Beard Group 401(k) Trust (the "401(k) Trust") for the account of Mr. Beard as to which he has sole voting and investment power; and 13,333 shares held by B & M Limited, a general partnership, of which Mr. Beard is a general partner and shares voting and investment power with Mr. Mee. Also includes 37,500 shares subject to presently exercisable options. Excludes 1,679 shares owned by his wife as to which Mr. Beard disclaims beneficial ownership. Also excludes 41,226 shares held by four separate trusts for the benefit of Mr. Beard's children as to which Mr. Beard disclaims beneficial ownership.

<F5> Represents  238,519  shares   owned  by  the   1988  Unitrust,  of
     which  Mr.  Beard  and Mrs. Beard serve as co-trustees and share voting
     and investment power.   Also  includes  1,679  shares owned directly by
     Mrs. Beard as to which she has sole voting and investment power.

<F6> Includes  6,450  shares  owned  directly  by  Mr.  Mee as to which he has sole voting and investment power; 6,666 shares held by Mee Investments, Inc., as to which Mr. Mee has sole voting and investment power; 13,333 shares held by B & M Limited as to which Mr. Mee shares voting and investment power with Mr. Beard but as to which Mr. Mee has no present economic interest; and 122,392.33 shares held by the 401(k) Trust for the account of Mr. Mee as to which he has sole voting and investment power. Also includes 16,666 shares each held by the Beard Irrevocable Trusts as to which Mr. Mee is a co-trustee and shares voting and investment power with Mr. Beard but as to which Mr. Mee has no pecuniary interest and disclaims beneficial ownership. Also includes 37,500 shares subject to presently exercisable options. Excludes 45 shares owned by his wife, Marlene W. Mee, as to which Mr. Mee disclaims beneficial ownership.

<F7> All  percentages  reflected  above  exclude  303,890 common shares held by the Company as treasury stock.

                       SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the number of shares of Beard common stock beneficially owned by each director and nominee, the Chief Executive Officer ("CEO"), each named executive officer and by all directors and executive officers as a group and the percentage of outstanding common stock so owned as of March 31, 1998.

                                         Amount and
                                          Nature of
                                         Beneficial            Percent
         Name and Address                 Ownership            of Class
         ----------------               -----------            --------
W. M. Beard                             833,324(1)             32.48%
Herb Mee, Jr.                           236,339(2)              9.21%
Allan R. Hallock                         41,158(3)              1.63%
Michael E. Carr                          28,643                 1.13%
Ford C. Price                            18,665(4)                ---(6)
Harlon E. Martin, Jr.                     1,000                   ---(6)
All directors and executive
  officers as a group (8 in number)   1,101,054(5)             42.24%
_________

(1) See  footnote  (4)  to  table "Security Ownership of Certain Beneficial
    Owners."

(2) See footnote (6) to table  "Security  Ownership  of  Certain Beneficial
    Owners."

(3) Includes 2,500 shares owned directly by Mr. Hallock as to which he has sole voting and investment power and 38,658 shares owned by A. R. Hallock & Co., a partnership, as to which Mr. Hallock shares voting and investment power with his wife.

(4) Includes 10,399 shares owned directly by Mr. Price and 3,266 shares held by an IRA for the benefit of Mr. Price, as to all of which he has sole voting and investment power, and 5,000 shares held by the FCP Trust as to which he has shared voting and investment power.

(5) Includes 752,290 shares as to which directors and executive officers have sole voting and investment power and 348,764 shares as to which they share voting and investment power with others.

(6) Reflects ownership of less than one (1) percent.

(7) See  footnote  (7) to  table "Security  Ownership of Certain Beneficial
    Owners."


                             ELECTION OF DIRECTORS
                               (Proposal No. 1)

     The Company's Certificate of Incorporation (the "Certificate") provides for a Board of Directors of not more than nine nor less than three directors, including one director elected by the preferred stockholders, as determined from time to time by the Board. The Certificate also provides that the portion of the Board of Directors which is elected by the Beard common stockholders shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year.

     At the meeting, two directors are to be elected by the common stockholders for three-year terms expiring at the date of the Annual Meeting of Stockholders in 2001. The terms of Messrs. Harlon E. Martin, Jr. and Herb Mee, Jr. expire this year, and they will be the two nominees for terms expiring in 2001. The Beard preferred stockholders filled the directorship vacancy which they were entitled to fill in February 1994 by the election of Michael E. Carr, who will continue to serve in such capacity until his successor has been elected.

     It is the intention of the persons named in the accompanying form of Proxy to vote Proxies for the election of the two above-named nominees. Each nominee has served continuously as director of the Company or of its predecessors since first elected. In the event that any of the nominees should for some reason, presently unknown, fail to stand for election, the resulting vacancy would be filled at such time as the Board finds a suitable candidate. Election of each director will be by plurality vote. The directors elected at the Annual Meeting will serve for three-year terms and until their respective successors are elected and qualified, in accordance with the provisions of the Certificate and the Company's By-Laws.

     Certain information with respect to the nominees for director and four directors whose terms do not expire this year is as follows:

Nominees for Election for Terms of Three Years Expiring in 2001:
Nominee (age), year first became a Director of Beard or Beard Oil:

Harlon E. Martin, Jr. (50), 1997

     HARLON E. MARTIN, JR. was elected a director of Beard in October 1997 to fill the directorship vacancy created by the death of W. R. Plugge. Mr. Martin has served as the principal of H. E. Martin & Company, a Houston investment banking firm, since its founding in 1990. He was a co-founder of GTM Securities Corp. in 1985 and served as a principal of such firm until 1989. Mr. Martin is a certified public accountant and a licensed securities principal with the NASD. However, Mr. Martin's license with the NASD is now inactive as a result of becoming a board member of a public corporation.

Herb Mee, Jr. (69), 1974

     HERB MEE, JR. has served as Beard's President since October 1989 and as its Chief Financial Officer since June 1993. He has served as president of Beard Oil Company ("Beard Oil"), the predecessor to Beard, since its incorporation, and as its Chief Financial Officer since June 1993. He has also served as a director of Beard and Beard Oil since their incorporation. Mr. Mee served as President of Woods Corporation, a New York Stock Exchange diversified holding company, from 1968 to 1972 and as its Chief Executive Officer from 1970 to 1972.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ABOVE NOMINEES.



Director to Continue in Office with Term Expiring in 1999:

W. M. Beard (69), 1974

     W.M. BEARD has served Beard as its Chairman of the Board and Chief Executive Officer since December 1992. He previously served as Beard's President and Chief Executive Officer from the Company's incorporation in October 1974 until January 1985. He has served Beard Oil as its Chairman of the Board and Chief Executive Officer since its incorporation. He has also served as a director of Beard and Beard Oil since their incorporation. Mr. Beard has been actively involved since 1952 in all management phases of Beard and Beard Oil from their inception, and as a partner of their predecessor company.

Directors to Continue in Office with Terms Expiring in 2000:

Allan R. Hallock (68), 1986

     ALLAN R. HALLOCK was elected a director of Beard in July 1993. He served as a director of Beard Oil from December 1986 until October 1993. Mr. Hallock is currently an independent consulting geologist. He served as Vice President and Exploration Manager of Gemini Corporation from 1970 until December 1986.

Ford C. Price (60), 1988

     FORD C. PRICE was elected a director of Beard in July 1993. He served as a director of Beard Oil from June 1987 until October 1993. From 1961 until 1986 Mr. Price served in various capacities with The Economy Company, a privately-held schoolbook publishing company, last serving as its Chairman of the Board and Chief Executive Officer. Mr. Price is a private investor.

Director Elected to Represent the Class of Preferred Stockholders

Michael E. Carr (60), 1994

     MICHAEL E. CARR was elected in February 1994 by the preferred stockholders to fill the directorship vacancy which they are entitled to fill. He served as Senior Vice President of Beard Oil from December 1986 until October 1993. He served as President of Sensor Oil & Gas, Inc. ("Sensor") from October 1993 until August 1996. He presently serves as President of Mica Energy Corp.

     Mr. Carr will serve as a director of the Company until his successor has been elected and has qualified in such office or until such time as all of the preferred stock has been converted or redeemed.

     There is no family relationship between any of the directors or executive officers of the Company.

Committees of the Board of Directors

     The Company has standing Audit and Compensation Committees. Mr. Price serves as chairman and Messrs. Hallock, Martin and Carr serve as members of the Audit Committee which met twice in 1997. Mr. Hallock serves as chairman and Messrs. Martin, Price and Carr serve as members of the Compensation Committee which also met twice in 1997. During 1997, the Board of Directors met seven times. All of the directors attended more than 75% of the aggregate of all meetings of the Board of Directors and Committees on which they served during 1997.

     The principal functions of the Company's Audit Committee are: (1) to annually review the selection of independent auditors and to recommend for Board approval and stockholder ratification the appointment of independent auditors; (2) to consult with the independent auditors of the Company with regard to the plan of audit;
(3) to review the results of the annual audit and request additional reviews and audit procedures if necessary; and (4) to review and approve internal audit objectives, accounting and control policies and procedures to determine that a reliable system of internal controls is functioning.

     The principal functions of the Company's Compensation Committee are: (1) to review the objectives, structure, cost and administration of the Company's major compensation and benefit policies and programs;
(2) to review and make recommendations concerning remuneration arrangements for senior management, including the specific relationship of corporate performance to executive compensation; (3) to review the Company's performance versus the CEO's compensation and establish measures of the Company's performance upon which the CEO's compensation is based; and (4) to administer the Company's compensation, benefit and incentive plans.

     The Company does not have a Nominating Committee; the Board of Directors has nominated the directors to stand for election at the annual meeting. Each of the persons nominated presently serves as a director.

Executive Officers

     Certain information concerning the executive officers of the Company is set forth below:

     In addition to W. M. Beard, the Company's Chairman and Chief Executive Officer, and Herb Mee, Jr., the Company's President and Chief Financial Officer, the following are considered to be executive officers of the Company:

     Jack A. Martine, age 48, was elected as Controller, Chief Accounting Officer and Tax Manager of Beard in October 1996. Mr. Martine served as tax manager for Beard from June 1989 until October 1993 at which time he joined Sensor in a similar capacity. Mr. Martine is a certified public accountant.

     Rebecca G. Witcher, age 38, has served as Corporate Secretary of the Company and Beard Oil since October 1993, and has served as Treasurer of such companies since July 1997.

     All executive officers serve at the pleasure of the Board of Directors.

Compliance with SEC Reporting Requirements

     Section 16 of the Securities Exchange Act of 1934 requires directors and executive officers of the Company to file reports with the Securities and Exchange Commission reflecting transactions by such persons in the Company's common stock. During 1997, to the knowledge of the Company, or based on information provided by such persons to the Company, all executive officers and directors of the Company subject to such filing requirements fully complied with such requirements.

     Compensation of Executive Officers

     The table below sets forth sets forth the compensation paid or accrued during each of the last three fiscal years by the Company and its subsidiaries to the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers (hereafter referred to as the named executive officers), whose aggregate salary and bonus exceeded $100,000, for any of the fiscal years ended December 31, 1997, 1996, and 1995:

                          SUMMARY COMPENSATION TABLE

                                                                          Long Term
                                                                        Compensation
                                                            --------------------------------
              Annual Compensation                              Awards       Payouts
        --------------------------------------------------     ------       -------
        (a)            (b)         (c)         (d)               (g)         (h)               (i)
                                                             Securities
                                                             Underlying                     All Other
                                                               Options/          LTIP         Compen-
     Name and                   Salary<F1>     Bonus<F2>         SAR's          Payouts     sation<F3>
Principal Position     Year         ($)          ($)              (#)             ($)            ($)

W. M. Beard            1997        99,000<F4> 18,750<F4><F5>        -0-           41,450<F4>      5,501<F4>
Chairman & CEO         1996        99,000<F4>    -0-<F4>            -0-           35,150<F4>      5,031<F4>
                       1995       129,250<F4>    -0-<F4>            -0-            4,850<F4>      6,462<F4>
Herb Mee, Jr.          1997       132,000     25,000<F5>            -0-              -0-          7,285
President & CFO        1996       132,000      1,150                -0-              -0-          6,658
                       1995       132,000      1,100                -0-              -0-          6,655
C. H. Collen, Jr.      1997       180,769        -0-<F6>            -0-              -0-          7,174
President -            1996       100,000     63,216<F6>            -0-              -0-          5,688
Carbonic Reserves      1995       103,134     13,883<F6>            -0-              -0-          5,179
--------------

<F1> Amounts  shown  include  cash  compensation earned and received by executive officers as well as amounts earned but deferred pursuant to the Company's 401(k) Plan at the election of those officers.

<F2> Bonus for length of service with Beard or Beard Oil.

<F3> Consists of the Company's contribution to the Company's 401(k) Plan.

<F4> In 1997 Mr. Beard deferred one-fourth ($33,000) of his salary and all
     ($2,200) of his regular bonus for the year; in 1996 Mr. Beard deferred one-fourth ($33,000) of his salary and all ($2,150) of his regular bonus for the year; in 1995 he deferred one-fourth ($2,750) of his December salary and all ($2,100) of his regular bonus for the year pursuant to the Company's Deferred Stock Compensation Plan.

<F5> In 1997 Messrs. Beard and Mee each received a special bonus of $25,000, of which $12,500 was paid in 1997 and $12,500 in 1998. Mr. Beard deferred one-fourth of such bonus in both 1997 ($3,125) and 1998 ($3,125).

<F6> Mr. Collen earned $80,769 in income.  Additionally, Mr  Collen had an employment agreement with Carbonics under the terms of which Collen was entitled to receive payment of one year's salary upon the sale of substantially of the assets of Carbonics. In satisfaction of all contractual rights with the Company and Carbonics, Collen received $100,000 following the closing of the asset sale in October, 1997. Mr. Collen also earned bonuses totaling $63,216 in 1996 of which $500 was paid in 1996 and $62,716 in 1997. He earned bonuses totaling $13,883 in 1995, of which $633 was paid in 1995 and $13,250 in 1996.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUES

     The following table provides information, with respect to the named executive officers, concerning the exercise of options during the Company's last fiscal year and unexercised options held as of the end of the last fiscal year:

        (a)                 (b)                (c)               (d)                (e)
                                                              Number of
                                                             Securities          Value of
                                                             Underlying         Unexercised
                                                             Unexercised       In-the-Money
                                                             Options at         Options at
                                                             FY-End (#)         FY-End ($)

                      Shares Acquired         Value         Exercisable/       Exercisable/
       Name           on Exercise (#)     Realized ($)      Unexercisable      Unexercisable

W. M. Beard                 -0-              $   -0-        37,500/12,500    $120,703/$40,234
Herb Mee, Jr.               -0-              $   -0-        37,500/12,500    $121,875/$40,625

Compensation of Directors

     Mr. Carr received compensation of $8,600.00 for services rendered during 1997 as a director of Beard. Messrs. Hallock, Price and Martin received $11,948, $11,276 and $1,500, respectively, of deferred fees under the Company's Deferred Stock Compensation Plan (the "Plan"). Currently, the non-management directors each receive $500 per month for their services, and also receive the following fees for directors' meetings which they attend: annual and 1-1/2 day meetings -- $750; regular meeting -- $500; telephone meeting -- $100 to $300 depending upon length of meeting. The non-management directors also receive a small year-end bonus depending upon their length of service as directors of Beard and Beard Oil. Accordingly, Messrs. Hallock, Martin, Price, and Carr received $450, $50, $450 and $150, respectively, in 1997. All of the directors except Mr. Carr and Mr. Martin deferred such bonuses pursuant to the Plan. Beard also provides health and accident insurance benefits for its non-management directors who are not otherwise covered and the value of these benefits is included in the above compensation amounts. None of the directors received additional compensation in 1997 for their committee participation.

     The two eligible non-management directors (Messrs. Hallock and Price) were each granted 5,000 phantom stock units (the "Units") under the Company's 1994 Phantom Stock Units Plan on November 1, 1994. Mr. Carr was awarded 5,000 Units when he became eligible on February 22, 1995. All of these awards were based on an award price of $2.00* per share and vest over a five year period at the rate of 20% per year. Messrs. Hallock, Martin, Price and Carr were each granted 5,000 Units on October 23, 1997 at an award price of $5.00 per share, the market value of the stock on such date. The 1997 awards vest over a four year period at the rate of 25% per year. Each participant has the option of receiving payment for his award: (i) as it vests; (ii) at the conclusion of the award period; or (iii) 50% as it vests, with the other 50% deferred to the conclusion of the award period. Payments are based upon appreciation in the market value of the Company's common stock during the appropriate time interval selected. Mr. Carr received a cash payment of $3,046 in 1998 for 1,000 Units which vested on February 22, 1998 and $3,808 in 1997 for 2,000 Units which vested on February 22, 1997.
----------------

       *The market value on November 1, 1994 was $1.875 per share; on February 22, 1995 it was $1.75 per share.


Compensation Committee Interlocks and Insider Participation

     Michael E. Carr, who has been elected by the preferred shareholders to serve as their representative on the Board of Directors, was elected to serve as a member of the Compensation Committee on April 26, 1994. Mr. Carr served as Senior Vice President of Beard Oil from December 1986 until October 1993.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Board of Directors (the "Board") establishes the general compensation policies of the Company. The Committee meets once each year to establish specific compensation levels for the chief executive officer ("CEO") and the president ("CFO") and to review the executive officers' compensation generally. (The compensation for executive officers other than the CEO and CFO is actually determined by the CEO and CFO).

     The Committee's goal in setting executive compensation is to motivate, reward and retain management talent who support the Company's goals of increasing shareholder value. This goal is to provide competitive levels of compensation that relate to the Company's long-term performance goals and objectives, reward outstanding corporate performance and recognize individual initiative and achievement. The Committee endeavors to achieve these objectives through a combination of base salary, cash bonuses and stock options.

     The Committee believes that the total compensation of its CEO, CFO and other executive officers should be tied to the Company's success in achieving long-term growth in earnings, cash flow and stock price per share. The Committee also believes that the total cash compensation of such officers should, to the extent possible, be similar to the total cash compensation of similarly situated executives of peer group public companies. To date neither the Company nor the Committee has been able to establish a peer group which they feel is comparable enough in size, financial structure and diversity of operations to establish a valid comparison. However, the Committee has noted that, through March 31, 1997, the Company's per share stock price has grown at a compound rate of over 20% since the Company's common shares commenced trading on October 27, 1993, following the major restructure (the "1993 Restructure") which occurred on October 26, 1993.

     No executive officer's compensation for 1997 exceeded the $1 million deduction limit under Section 162(m) of the Internal Revenue Code, as amended, and the same result is anticipated for 1998. The Committee does not anticipate that any executive officer's compensation would approach the threshold level in the foreseeable future.

     BASE SALARIES. Because of the extremely poor financial results achieved by the Company during 1990-1992, no salary increases have been granted to present executive officers since September of 1990 (except for a performance increase granted to the Secretary-Treasurer in 1997). Management totally restructured the Company in 1993-1996. As a result there was a significant improvement in financial results which restored the Company to profitability in 1993 and 1994. 1995 and 1996 were not profitable. 1997 was highly profitable due to the sale of substantially all of the assets of the Company's largest subsidiary, Carbonic Reserves ("Carbonics"). Despite the progress that has been made during the past four years, no increases have been made in the base salaries of the CEO or CFO since 1990 and no changes are currently under consideration.

     CASH BONUSES. All employees of the Company receive a small year-end bonus depending upon their length of service as employees of Beard or Beard Oil. Because of the overall financial results, no other cash bonuses have been paid to present executive officers, except for a special bonus paid to all employees of the parent company for their efforts related to the Carbonics sale. Such bonus included $25,000 each paid to Messrs. Beard and Mee, and $17,175 paid to other executive officers of the Company.

     BEARD GROUP 401(K) PLAN. One of the investment options available under the Company's 401(k) Plan (the "401(k) Plan") is the option for each participant to invest all or part of his investment account in Company common stock ("The Beard Company Stock Fund Investment Option"). Because the bank trustee of this portion of the 401(k) Plan was having difficulty purchasing sufficient shares of such stock in the open market, the 401(k) Plan was amended in September of 1995 to permit the bank to purchase authorized shares of Beard common stock directly from the Company, and the Company reserved 150,000 shares of its authorized but unissued common stock for such purpose. The Committee felt that this step was extremely important because it has enabled key management members to significantly increase their ownership in the Company, further aligning their interests with those of the shareholders. Since the amendment was approved, the bank trustee has purchased 88,300 shares from the Company, with more than 75% of such shares being purchased for the accounts of executive officers of the Company.

     STOCK OPTIONS. The Committee desires to reward long-term strategic management practices and enhancement of shareholder value through the award of stock options. The Committee believes that stock options encourage increased performance by the Company's key employees by providing incentive to employees to elevate the long-term value of the Company's common stock, thus aligning the interests of the Company's employees with the interests of its shareholders. Additionally, stock options build stock ownership and provide employees with a long-term focus.

     The Committee and the Board have placed particular emphasis upon stock options in structuring the compensation package for senior management, in the belief that an aggressive program to acquire profitable companies is essential in order to maximize shareholder value during the next several years and enable the Company to utilize as much as possible of its substantial net operating loss carryforwards. Both management and the Committee fully recognize this goal and are desirous that the interests of senior management and the Company's shareholders be as closely aligned as possible.

CEO Compensation

     W. M. Beard has been Chairman and CEO of the Company and its predecessors since 1974. Mr. Beard's 1997 base salary was $132,000, and has not increased since 1990. He received $25,000 (25% of which he elected to defer) as part of a special 1997 bonus paid to all employees of the parent company for their efforts related to the Carbonics sale. Moreover, he elected to defer one-fourth of his salary and all of his year-end bonus beginning in December 1995 pursuant to the Company's Deferred Stock Compensation Plan. The 1994 stock option grant of 50,000 shares to Mr. Beard reflected the Committee's desire to provide significant incentives which link long-term executive compensation to long-term growth in equity for all shareholders, as described above. The award also reflected Mr. Beard's position and level of responsibility within the Company, the Committee's qualitative analysis of his performance in managing the Company, and the importance of the role he is expected to play in the Company's future acquisition efforts. Despite the Company's earnings performance, the granting of any additional stock options to Mr. Beard or other key management members was not considered by the Committee in 1997, with the exception of a small award to one executive officer due to a promotion and increased responsibilities. However, the Committee will consider the awarding of additional options to key management members in 1998 and subsequent years, depending upon the Company's profitability and the outlook for its various businesses.

                               COMPENSATION COMMITTEE
                                 Allan R. Hallock, Chairman
                                      Harlon E. Martin, Jr.
                                              Ford C. Price
                                            Michael E. Carr

                               STOCK PERFORMANCE

     The following performance graph compares The Beard Company's cumulative total stockholder return on its common stock against the cumulative total return of the American Stock Exchange Market Value Index and the SIC Code Index of the Water, Sewer, Pipeline and Power Line Construction Industry compiled by Media General Financial Services for the period which commenced on October 27, 1993 (date of initial trading of the Company's shares) and ended on December 31, 1997. The October 27 date was used since, as a result of the 1993 Restructure, The Beard Company's shares were initially distributed to shareholders as of that date and commenced trading on the Exchange on October 27, 1993. The performance graph assumes that the value of the investment in The Beard Company stock and each index was $100 on October 27, 1993 and that any dividends were reinvested. The Beard Company has never paid dividends on its common stock.

                  COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG THE BEARD COMPANY,
                   AMEX MARKET INDEX AND SIC CODE INDEX

Assumes $100 Invested on October 27, 1993
Assumes Dividend Reinvested
Fiscal Year Ending December 31, 1997
                           October     December      December      December      December      December
                            1993        1993          1994          1995          1996          1997
The Beard Company           100.00        87.50         81.25        106.25        143.75        262.50
Water, Sewer, Pipeline and
Pipeline Construction
Industry Index              100.00       154.37        112.45        144.14        215.46        282.46
AMEX Market Index           100.00       102.50         90.55        116.71        123.16        148.19

     The  Industrial  Index chosen consists of the following companies:
Amerilink Corp., BFC Construction Corp., Dycom Industries Inc., ETS International Inc., Euroweb Internat Corp., Grupo Tribasa as De CV, Insituform Technols Cl A, Kimmins Environmental, Mastec Inc., McDermott
J. Ray S. A., MYR Group Inc., Specialty Teleconstruct, Utilx Corp., Westower Corp., and The Beard Company.


                        AMENDMENT TO THE BEARD COMPANY
                            1993 STOCK OPTION PLAN
                                (Proposal No. 2)

     At a special meeting of the shareholders held on August 27, 1993, the shareholders authorized The Beard Company 1993 Stock Option Plan (the "Plan") which is intended to provide a means to attract, retain and motivate highly qualified persons to serve as key management, directors or key professional employees and promote ownership of a greater proprietary interest in the Company, thereby aligning their interests more closely with the interests of shareholders of the Company.

     Upon the recommendation of management, the Board of Directors of the Company voted on Apri1 10, 1998, subject to stockholder approval, to amend the Plan to increase the number of shares of common stock authorized for issuance thereunder from 175,000 to 275,000. Since the Plan was originally adopted options to purchase 162,500 shares have been granted, 32,500 options have been exercised and 5,000 options have been cancelled, leaving 17,500 shares presently available for issuance under the Plan. Management does not believe the remaining shares are sufficient to meet the Company's needs. The Board concurs with management's recommendation, and believes that the proposed increase in the number of shares available for issuance under the Plan will enable the Company to continue its policy of motivating and retaining key management, directors and key employees by giving them the opportunity to participate in the future growth of the Company.

     A copy of the Plan, as proposed to be amended, is attached to this Proxy Statement as Exhibit A and the description contained herein is qualified in its entirety by reference to the complete text of the Plan. Capitalized terms used below not otherwise defined herein shall have the meaning ascribed to them in the Plan.

     The Plan permits the Compensation Committee (the "Committee") to grant either non-qualified stock options ("NQO Options") or incentive stock options ("ISO Options") under the features provided for by the Internal Revenue Code of 1986, as amended (the "Code"). The Plan is administered by the Committee, which is composed of not less than two members of the Board of Directors. No member of the Committee is eligible to receive or hold options under the Plan while he is a member, and no person may become a member who has been eligible to receive options under the Plan or under any other stock option purchase or similar plan of the Company during the year preceding his appointment. The Committee is authorized and has complete discretion to formulate policies and to establish rules and regulations for the administration of the Plan and to make determinations under the interpretations of the Plan and the NQO Options and ISO Options granted thereunder.

     Under the terms of the Plan, either NQO Options or ISO Options may be granted any time prior to midnight, August 26, 2003, for the purchase of shares of Beard Common Stock from the shares which have been set aside for such purpose. The Committee may grant either NQO Options or ISO Options for such number of shares to key employees of the Company and its subsidiaries, and only NQO Options to directors of the Company, as the Committee from time to time shall determine and designate. Shares involved in the unexercised portion of any terminated or lapsed NQO Options or ISO Options may again be subject to option.

     The Committee is vested with discretion in determining the terms, restrictions and conditions of each NQO Option and ISO Option. The option price of the Beard Common Stock to be issued under the Plan with respect to NQO Options shall be determined by the Committee for options granted to all participants, but in no event shall such option price be less than 75% of the fair market value of a share of the Beard Common Stock on the date of the grant or the par value of the Common Stock. The option price for ISO Options will be as determined by the Committee, provided such price may not be less than the greater of (a) 100% of the fair market value of the Beard Common Stock on the date of grant, or 110% in the case of the grantee who holds more than 10% of the combined voting power of the Company's outstanding securities (a "principal shareholder") or (b) the par value of the shares subject to the ISO Option. The fair market value of the shares of Beard Common Stock will be determined by averaging the highest and lowest sales price on the date of the grant as reported by the American Stock Exchange or such other primary exchange upon which the stock is listed.

     With respect to ISO Options, the aggregate fair market value (determined at the time the ISO Option is granted) of the stock for which any participant may first have the right to acquire pursuant to the exercise of ISO Options in any calendar year (under all incentive stock option plans of the Company qualified under the Code) may not exceed $100,000.

     Upon the exercise of an NQO Option or an ISO Option, the price must be paid in full, in cash or in common stock of the Company or a combination of cash and common stock of the Company. In addition, the Plan has a "cashless exercise" feature which permits a participant to exercise an NQO Option or ISO Option by delivering to the Company an irrevocable instruction to deliver the stock certificate issued in the name of the participant representing the shares subject to the option to a broker authorized to trade in the Beard Common Stock. The broker may then sell the stock or a portion thereof and deliver to the Company the portion of the sales proceeds to cover the option price and the withholding taxes, if any. As an alternative means of facilitating the exercise of an option, the broker may arrange for a loan to the participant upon receipt of the exercise notice in advance of receipt of the actual stock certificate.

     In the case of termination of employment with the Company and to the extent otherwise exercisable, options may be exercised at any time within three months after the occurrence of such event, or within twelve months if employment terminated as a result of disability. The personal representative of a decreased participant shall have twelve months from the date of death (but not beyond the option expiration date) to exercise the exercisable portion of such option to the extent that it has accrued on the date of death. With the consent of the Committee, any then unexercisable options may be exercised in the event of the retirement, disability or death of the participant. No option may be exercisable more than ten years after the date of the grant (or five years in the case of an ISO Option granted to a principal shareholder). Subject to such conditions, options will become exercisable by the optionees in such amounts and at such times as shall be determined by the Committee in each individual grant. Options are not transferable except by will or by the laws of descent and distribution.

     It is impossible at this time to determine whom among the eligible employees and directors may be selected to receive NQO Options or ISO Options under the Plan or the number of shares of the Beard Common Stock which may be optioned to any employee, nor can the Company determine the amount of options which would have been received by any employee or director during the last fiscal year had the Plan been in effect. It is expected that these determinations will be made on the basis of the employee's or director's responsibilities and present and potential contributions to the success of the Company as indicated by the Committee's evaluation of the position such employee or director occupies.

     The total number of shares of the Beard Common Stock which may be purchased through all classes of option under the Plan and the number of shares subject to outstanding options and the related option prices will be adjusted in the case of changes in capital structure resulting from any recapitalization, stock split, stock dividend or similar transaction.

     In the event of a "change of control" of the Company as defined in the Plan, all ISO Options and NQO Options will become automatically fully vested and immediately exercisable, with such acceleration to occur without the requirement of any further act by the Company or the participant.

     The Plan terminates as of midnight, August 26, 2003, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board of Directors. However, no action of the Board of Directors, may, without the approval of the shareholders, increase the total amount of Beard Common Stock which may be purchased under options granted under the Plan; amend or alter the option price; materially increase the benefit accruing to participants under the Plan; materially modify the requirements as to eligibility for participation in the Plan; or amend the Plan in any manner, which would impair the applicability of Rule 16b-3 as promulgated under the Securities Exchange Act of 1934 to the Plan. No amendment, modification or termination of the Plan shall in any manner adversely affect any option theretofore granted under the Plan without the consent of the optionee, except as described in the Plan.

     The approval and adoption of this proposed amendment requires the affirmative vote by a majority of the Company's outstanding common and preferred stock present in person or represented at the meeting and entitled to vote.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE BEARD COMPANY 1993 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER FROM 175,000 TO 275,000.

                  APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS
                               (Proposal No. 3)

     KPMG Peat Marwick LLP ("KPMG"), Independent Certified Public Accountants, have been independent auditors of the Company and Beard Oil since its incorporation in 1974. Although not formally required, stockholders' approval of such appointment is requested. To the knowledge of management, such accountants do not have any direct, or material indirect, financial interest in the Company and its subsidiaries, nor have they had any connection during the past three
(3) years with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     Representatives of KPMG are expected to be present at the meeting. They will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE APPOINTMENT OF KPMG.

     In the event the appointment of KPMG should not be approved by the stockholders, the Board of Directors will make another appointment, to be effective at the earliest feasible time.


                                 VOTE REQUIRED

     The holders of shares entitled to cast a majority of the votes, present in person or by proxy, constitute a quorum for the transaction of business at the meeting. The affirmative vote of holders of the Company's stock entitled to cast a majority of the votes represented at the annual meeting will be required for the approval of (1) the amendment to the 1993 Stock Option Plan and (2) the appointment of KPMG as independent auditors of the Company for 1998. The election of directors shall be by a plurality of the vote of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

     The office of the Company's Secretary appoints an inspector of election to tabulate all votes and to certify the results of all matters voted upon at the annual meeting. Neither the corporate law of the State of Oklahoma, the state in which the Company is incorporated, nor the Company's Certificate of Incorporation or By-Laws have any specific provisions regarding the treatment of abstentions and broker non-votes. It is the Company's policy to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the meeting; to treat abstentions as votes not cast but to treat them as shares represented at the meeting for determining results on actions requiring a majority vote; and to consider neither abstentions or broker non-votes in determining results of plurality votes.

                             CERTAIN TRANSACTIONS

     In September 1995, William M. Beard and Lu Beard, as trustees of the William M. Beard and Lu Beard 1988 Charitable Unitrust (the "Unitrust") agreed to loan the Company up to $250,000 under a revolving loan arrangement for a period of one year. In March 1996, the Unitrust extended the maturity of such note to October 1997. In October 1996 the credit line was increased to $500,000 and the maturity was extended to March 1998. In February 1997 the maturity was extended to February 1999. In March 1997 the amount of the credit line was increased to $1,000,000. All of the loans under the credit line were unsecured and bore interest at the rate of 10% per annum. Various advances and repayments were made under such arrangement. All loans were paid in full on October 14, 1997, and the line of credit was retired on such date.

     In December 1995 the William M. Beard Irrevocable Trust "B" and the William M. Beard Irrevocable Trust "C" agreed to loan $130,000 and $95,000, respectively, to the Company for a period of one year. In March 1996, the Trusts extended the maturity of such notes to October 1997. In February 1997 the maturity was extended to February 1999 and the principal amount of the loans were increased to $140,000 and
$105,000, respectively. The loans, which were unsecured and bore interest at the rate of 10% per annum, were paid in full on October 14, 1997.

     In February 1997 the Unitrust provided a Guaranty to support a $164,000 irrevocable standby letter of credit issued by a bank to an insurance company to support three performance bonds totaling $821,000 in connection with three water main, water line and water distributions system jobs to be performed by a subsidiary of the Company for the City of Wichita, Kansas. The Company indemnified and held the Unitrust harmless for providing such Guaranty and also agreed to pay the Trust 10% per annum for furnishing the collateral. The Unitrust was released of its Guaranty in February 1998.

                             STOCKHOLDER PROPOSALS

     The Board of Directors anticipates that next year's annual meeting will be held during the first week of June 1999. Any proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company not later than December 31, 1998 in order for the proposals to be included in the proxy statement and proxy card relating to such meeting. It is suggested that proponents submit their proposals by certified mail, return receipt requested. No stockholder proposals were received for inclusion in this Proxy Statement.


                                 OTHER MATTERS

     Management knows of no other matters to be brought before the Annual Meeting of Stockholders; however, if any additional matters are properly brought before the meeting, the persons named in the enclosed proxy will vote the proxies in their discretion in the manner they believe to be in the best interest of the Company.

     The accompanying form of proxy has been prepared at the direction of the Company, of which you are a stockholder, and is sent to you at the request of the Board of Directors. The proxies named herein have been designated by your Board of Directors.

     Management urges you, even if you presently plan to attend the meeting in person, to execute the enclosed proxy and mail it as indicated immediately. If a proxy is properly signed and is not revoked by the shareholder, the shares it represents will be voted according to the instructions of the shareholder; provided, however, if no specific instructions are given, the shares will be voted as recommended by the Board of Directors. A shareholder may revoke his or her proxy any time before it is voted at the meeting. A shareholder who attends the meeting and wishes to vote in person may revoke his or her proxy at the meeting. Otherwise, a shareholder must advise the secretary of the Company in writing of revocation of his or her proxy.

                                    THE BEARD COMPANY
                                    By Order of the Board of Directors

                                    REBECCA G. WITCHER
                                    Rebecca G. Witcher
                                    Secretary

Oklahoma City, Oklahoma
April 30, 1998

                           AMENDMENT NO. ONE

                                  TO

                           THE BEARD COMPANY

                        1993 STOCK OPTION PLAN


                       Adopted:  August 27, 1993

                        Amended:  June 4, 1998

                           AMENDMENT NO. ONE
                                  TO
                           THE BEARD COMPANY
                        1993 STOCK OPTION PLAN

                                                                   PAGE

ARTICLE I General Provisions
     1.1 Purpose
     1.2 General
     1.3 Administration of the Plan
     1.4 Shares Subject to Plan
     1.5 Participation in the Plan
     1.6 Determination of Fair Market
         Value
     1.7 Grants of Options Under Stock
         Option Agreement
     1.8 Amendment and Termination of the
         Plan
     1.9 Effective Date
     1.10 Securities Law Requirements
     1.11 Separate Certificates
     1.12 Payment for Stock
     1.13 Stock Options and ISO
          Options Granted Separately
     1.14 Use of Proceeds
     1.15 Non-Transferability of Options
     1.16 Additional Documents on Death
          of Participant
     1.17 Changes in Employment
     1.18 Shareholder Rights
     1.19 Adjustments Upon Changes in
          Capitalization
     1.20 Payment of Withholding Taxes
     1.21 Assumption of Outstanding
          Options
     1.22 Retirement and Disability

ARTICLE II Stock Options
     2.1 General Terms
     2.2 Grant and Terms for Stock Options

ARTICLE III ISO Options
     3.1 General Terms
     3.2 Grant and Terms of ISO Options

ARTICLE IV Acceleration of Options on Change of
     Control

ARTICLE V Options Not Qualifying as Incentive Stock
     Options

                           AMENDMENT NO. ONE
                                  TO
                           THE BEARD COMPANY
                        1993 STOCK OPTION PLAN


                               ARTICLE I

                          GENERAL PROVISIONS

   1.1 PURPOSE. The purpose of THE BEARD COMPANY 1993 STOCK OPTION PLAN, as amended (the "Plan"), shall be to attract, retain and motivate key management, directors or key professional employees (the "Participants") of The Beard Company (the "Company") and subsidiaries by way of granting (i) nonqualified stock options ("Stock Options") and (ii) incentive stock options ("ISO Options"). For purposes of this Plan, Stock Options and ISO Options are sometimes collectively herein called "Options." The ISO Options to be granted under the Plan are intended to be qualified pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and, the Stock Options to be granted are intended to be "nonqualified stock options" as described in Sections 83 and 421 of the Code. Further, under the Plan, the terms "parent" and "subsidiary" shall have the same meaning as set forth in Subsections (e),
(f) and (g) of Section 424 of the Code unless the context herein clearly indicates to the contrary.

   1.2 GENERAL. The terms and provisions of this Article I shall be applicable to Stock Options and ISO Options unless the context herein clearly indicates to the contrary.

   1.3 ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Compensation and Stock Option Committee ("Committee") appointed by the Board of Directors ("Board") of the Company and consisting of not less than two members from the Board. The members of the Committee shall serve at the pleasure of the Board and such members shall be ineligible to participate under the Plan during their service as members of the Committee. Committee membership shall be limited to only those members of the Board who have not, during the year preceding their appointment, been granted or awarded any "equity securities" (as such term is defined in Rule 16a-1(d) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor rule) pursuant to the Plan or any other plan of the Company or any of its affiliates except for participation in plans permitted by Rule 16a-3(c)(2)(i) promulgated under the Exchange Act (or any successor rule). The Committee shall have the power where consistent with the general purpose and intent of the Plan to (i) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (ii) suspend or discontinue the Plan, (iii) establish policies and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan including the form of any "stock option agreements" ("Stock Option Agreements"). Unless otherwise provided in the Plan, the Committee shall have the authority to interpret and construe the Plan, and determine all questions arising under the Plan and any agreement made pursuant to the Plan. Any interpretation, decision or determination made by the Committee shall be final, binding and conclusive. A majority of the Committee shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Committee.

   1.4 SHARES SUBJECT TO THE PLAN. Shares of stock ("Stock") covered by Stock Options and ISO Options shall consist of Two Hundred Seventy Five Thousand (275,000) shares of the voting common stock, par value $.001, of the Company. Either authorized and unissued shares or treasury shares may be delivered pursuant to the Plan. If any Option for shares of Stock granted to a Participant lapses, or is otherwise terminated, the Committee may grant Stock Options or ISO Options for such shares of Stock to other Participants.

   1.5 PARTICIPATION IN THE PLAN. The Committee shall determine from time to time those Participants who are to be granted Stock Options and ISO Options and the number of shares of Stock covered thereby. Provided, however, those directors who are not key management employees of the Company, its parent or subsidiaries of the Company shall only be eligible to be granted Stock Options under this Plan.

   1.6 DETERMINATION OF FAIR MARKET VALUE. As used in the Plan, "fair market value" shall mean the average of the highest and lowest sales prices of the common stock of the Company as reported by the American Stock Exchange, or other primary exchange upon which the stock is listed, as of the granting date, exercise date, or other relevant date.

   1.7 GRANTS OF OPTIONS UNDER STOCK OPTION AGREEMENT. Each stock Option or ISO Option granted under this Plan shall be evidenced by the minutes of a meeting of the Committee or by the written consent of the Committee and by a written Stock Option Agreement effective on the date of grant and executed by the Company and the Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Committee may determine, which terms, restrictions and conditions may or may not be the same in each case.

   1.8 AMENDMENT AND TERMINATION OF THE PLAN. The Plan shall terminate at midnight, August 26, 2003, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may, without the approval of the holders of a majority of the securities of the Company entitled to vote thereon, increase the aggregate number of shares of Stock which may be purchased under Stock Options or ISO Options granted under the Plan; amend or alter the Option Price or the ISO Price, as applicable; materially increase the benefit accruing to Participants under the Plan, materially modify the requirements as to eligibility for participation in the Plan; or amend the Plan in any manner which would impair the applicability of Rule 16b-3 as promulgated under the Exchange Act (or any successor rule) to the Plan. Except as provided in this
Article I, no amendment, modification or termination of the Plan shall in any manner adversely affect any Stock Option or ISO Option theretofore granted under the Plan without the consent of the affected Participant.

   1.9 EFFECTIVE DATE. The Plan has been approved by written consent of the board of directors and the sole shareholder of the Company on August 27, 1993, and is therefore effective as of August 27, 1993. Amendment No. One to the Plan has been approved by the board of directors and, on June 4, 1998, by the shareholders of the Company.

   1.10 SECURITIES LAW REQUIREMENTS. The Company shall have no obligation to issue any Stock hereunder unless such shares are listed on the applicable stock exchange(s), if any, on which the Company's shares of Stock are listed at the time and the issuance of such shares would comply with any applicable federal or state securities laws or any other applicable law or regulations thereunder.

   1.11 SEPARATE CERTIFICATES. Separate certificates representing the common stock of the Company to be delivered to a Participant upon the exercise of any Stock Options or ISO Options will be issued to such Participant.

   1.12 PAYMENT FOR STOCK. Payment for shares of Stock purchased under this Plan shall be made in full and in cash or by check, Stock of the Company or a combination thereof, at the time of exercise of the Options as a condition thereof, and no loan or advance shall be made by the Company for the purpose of financing, in whole or in part, the purchase of Stock. In the event that common stock of the Company is utilized as consideration for the purchase of Stock upon the exercise of a Stock Option or an ISO Option, then, such common stock shall be valued at the "fair market value" as defined in Section 1.6 of the Plan. In addition to the foregoing procedure which may be available for the exercise of any Stock Option or ISO Option, the Participant may deliver to the Company a notice of exercise including an irrevocable instruction to the Company to deliver the stock certificate issued in the name of the Participant representing the shares subject to an Option to a broker authorized to trade in the common stock of the Company. Upon receipt of such notice, the Company will acknowledge receipt of the executed notice of exercise and forward this notice to the broker. Upon receipt of the copy of the notice which has been acknowledged by the Company, and without waiting for issuance of the actual stock certificate with respect to the exercise of the Option, the broker may sell the Stock or any portion thereof. Upon receipt of the notice to exercise from the Company, the broker will deliver directly to the Company that portion of the sales proceeds to cover the Option Price and any withholding taxes, if any. Further, the broker may also facilitate a loan to the Participant upon receipt of the notice of exercise in advance of the issuance of the actual stock certificate as an alternative means of financing and facilitating the exercise of any Option. For all purposes of effecting the exercise of an Option, the date on which the Participant gives the notice of exercise to the Company will be the date he becomes bound contractually to take and pay for the shares of Stock underlying the Option. The Committee may also adopt such other procedures which it desires for the payment of the purchase price upon the exercise of a Stock Option or ISO Option which are not inconsistent with the applicable provisions of the Code which relate to Stock Options and ISO Options.

   1.13 STOCK OPTIONS AND ISO OPTIONS GRANTED SEPARATELY. Since the Committee is authorized to grant Stock Options and ISO Options to Participants, the grants thereof and Stock Option Agreements relating thereto will be made separately and totally independent of each other. Except as it relates to the total number of shares of Stock which may be issued under the Plan, the grant or exercise of a Stock Option shall in no manner affect the grant and exercise of any ISO Options. Similarly, the grant and exercise of an ISO Option shall in no manner affect the grant and exercise of any Stock Options.

   1.14 USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options granted under the Plan shall be added to the Company's general funds and used for general corporate purposes.

   1.15 NON-TRANSFERABILITY OF OPTIONS. Except as otherwise herein provided, any Option granted shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Participant, only by him. More particularly (but without limiting the generality of the foregoing), the Option shall not be assigned, transferred (except as provided above), pledged or hypothecated in any way whatsoever, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provisions hereof shall be null and void and without effect.

   1.16 ADDITIONAL DOCUMENTS ON DEATH OF PARTICIPANT. No transfer of an Option by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Option of the terms and conditions of such Option.

   1.17 CHANGES IN EMPLOYMENT. So long as the Participant shall continue to be an employee of the Company or its parent or one of its subsidiaries, any Option granted to him shall not be affected by any change of duties or position. Nothing in the Plan or in any Stock Option Agreement which relates to the Plan shall confer upon any Participant any right to continue in the employ of the Company or its parent or any of its subsidiaries, or interfere in any way with the right of the Company or its parent or any of its subsidiaries to terminate his employment at any time.

   1.18 SHAREHOLDER RIGHTS. No Participant shall have a right as a shareholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

   1.19 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number of shares of Stock under Stock Options and ISO Options granted under the Plan, the Option Price and the ISO Price and the total number of shares of Stock which may be purchased by a Participant on exercise of a Stock Option and an ISO Option shall be appropriately adjusted or modified by the Committee to reflect any recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction involving the Company. Provided, any such adjustment shall be made in such a manner as to not constitute a modification as defined in Section 424(h) of the Code.

   1.20 PAYMENT OF WITHHOLDING TAXES. Except as provided in Section 1.12 herein, no exercise of any Option shall be permitted, nor shall any Stock be issued to any Participant until the Company receives full payment for the Stock purchased which shall include any required state and federal withholding taxes. Further, upon the exercise of any Stock Option, the Participant may direct the Company to retain from the shares of Stock to be issued upon exercise of the Stock Option that number of initial shares of Stock (based on fair market value) that would be necessary to satisfy the requirements for withholding any amounts of taxes due upon the exercise of such Stock Option. In the event that the Participant disposes of any Stock acquired by the exercise of an ISO Option within the two-year period following grant, or within the one-year period following exercise, of the ISO Option, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements.

   1.21 ASSUMPTION OF OUTSTANDING OPTIONS. To the extent permitted by the then applicable provisions of the Code, any successor to the Company succeeding to, or assigned the business of, the Company as the result of or in connection with a corporate merger, consolidation, combination, reorganization, liquidation or other corporate transaction shall assume Options outstanding under the Plan or issue new Options in place of outstanding Options under the Plan with such assumption to be made on a fair and equivalent basis in accordance with the applicable provisions of Section 424(a) of the Code; provided, in no event will such assumption result in a modification of any Option as defined in Section 424(h) of the Code.

   1.22 RETIREMENT AND DISABILITY. For the purpose of this Plan, "Retirement" shall mean the voluntary termination of employment of a Participant with the Company, its parent or any of its subsidiaries after attaining at least 55 years of age; and, "Disability" shall mean termination of employment of a Participant after incurring a "disability" as defined in Section 22(e)(3) of the Code.

                              ARTICLE II

                             STOCK OPTIONS

   2.1 GENERAL TERMS. With respect to Stock Options granted on or after the effective date of the Plan, the following provisions of this Article II shall apply. The Stock Options granted under this Article II are intended to be "nonqualified stock options" as described in Sections 83 and 421 of the Code.

   2.2 GRANT AND TERMS FOR STOCK OPTIONS. Stock Options shall be granted on the following terms and conditions. Stock Options shall only be granted to key management employees, directors or key professional employees of the Company, its parent or any subsidiary of the Company. No Stock Option shall be exercisable more than ten (10) years from the date of grant. Subject to such limitations, the Committee shall have the discretion to fix the period ("Option Period") during which Stock Options may be exercised. At all times during the period commencing with the date a Stock Option is granted to a Participant and ending on the earlier of the expiration of the Option Period applicable to such Stock Option or the date which is three (3) months prior to the date the Stock Option is exercised by such Participant, such Participant must be an employee or a director of either (i) the Company, (ii) a parent or a subsidiary corporation of the Company, or (iii) a corporation or parent or a subsidiary corporation of such corporation issuing or assuming a Stock Option in a transaction to which Section 424(a) of the Code applies. Provided, in the case of a Participant who has incurred a Disability, the aforesaid three (3) month period shall mean a one (1) year period. Provided further, in the event a Participant's employment or director's position is terminated by reason of his death, his personal representative may exercise any unexercised Stock Option granted to the Participant under the Plan at any time within one (1) year after the Participant's death but in any event not after the expiration of the Option Period applicable to such Stock Option.

   (a) OPTION PRICE. The option price ("Option Price") for shares of Stock subject to any Stock Option shall be determined by the Committee, but in no event shall such Option Price be less than 75% of the "fair market value" of the Stock on the date of grant. Provided further, in no event shall the Option Price be less than the par value of the Stock.

   (b) ACCELERATION OF OTHERWISE UNEXERCISABLE STOCK OPTIONS ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Committee, in its sole discretion, may permit (i) a Participant who terminates employment due to Retirement, (ii) a Participant who terminates employment due to a Disability,
(iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment or his director's position upon the occurrence of special circumstances (as determined by the Committee) to purchase (within three (3) months of such date of termination of employment or one (1) year in the case of a deceased Participant or a Participant suffering a Disability) all or any part of the shares subject to any Stock Option on the date of the Participant's Retirement, Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any, with respect to such Stock Option, had not yet accrued on such date.

   (c) NUMBER OF STOCK OPTIONS GRANTED. Participants may be granted more than one Stock Option. In making any such determination, the Committee shall obtain the advice and recommendation of the officers of the Company, its parent, or a subsidiary of the Company which have supervisory authority over such Participants. The granting of a Stock Option under the Plan shall not affect any outstanding Stock Option previously granted to a Participant under the Plan (or any other plans of the Company).

   (d) NOTICE TO EXERCISE STOCK OPTION. Upon exercise of a Stock Option, a Participant shall give written notice to the Secretary or Personnel Manager of the Company, or other officer designated by the Committee, at the Company's principal office. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased under the Stock Option, including any required state and federal withholding taxes; provided, however, nothing herein shall be construed as requiring payment of withholding taxes at the time of exercise if payment of taxes is deferred pursuant to any provision of the Code, and actions are taken which are designed to reasonably insure payment of withholding taxes when due.

                              ARTICLE III

                              ISO OPTIONS

   3.1 GENERAL TERMS. With respect to ISO Options granted on or after the effective date of the Plan the following provisions in this Article III shall apply to the exclusion of any inconsistent provision in any other Article in this Plan since the ISO Options to be granted under the Plan are intended to qualify as "incentive stock options" as defined in Section 422 of the Code.

   3.2 GRANT AND TERMS OF ISO OPTIONS. ISO Options may be granted only to key management or key professional employees of the Company, its parent or any subsidiary of the Company. No ISO Options shall be granted to any person who is not eligible to receive "incentive stock options" as provided in Section 422 of the Code. No ISO Options shall be granted to any key management or key professional employee if, immediately before the grant of an ISO Option, such employee owns more than 10% of the total combined voting power of all classes of stock of the Company, its parent or its subsidiaries (as determined in accordance with the stock attribution rules contained in Section 422 and
Section 424(d) of the Code). Provided, the preceding sentence shall not apply if, at the time the ISO Option is granted, the ISO Price (as defined below) is at least 110% of the "fair market value" of the Stock subject to the ISO Option, and such ISO Option by its terms is exercisable no more than five (5) years from the date such ISO Option is granted.

   (a) ISO OPTION PRICE. The option price for shares of Stock subject to an ISO Option ("ISO Price") shall be determined by the Committee, but in no event shall such ISO Price be less than the greater of (a) the "fair market value" of the Stock on the date of grant or (b) the par value of the Stock.


   (b) ANNUAL ISO OPTION LIMITATION. With respect to ISO Options granted, in no event during any calendar year will the aggregate "fair market value" (determined as of the time the ISO Option is granted) of the Stock for which the Participant may first have the right to exercise under an ISO Option granted under all "incentive stock option" plans qualified under Section 422 of the Code which are sponsored by the Company, its parent and its subsidiary corporations exceed $100,000. For purposes of this Section 3.2(b), "incentive stock options," as defined under Section 422 (and its predecessor Section 422A) of the Code, granted prior to January 1, 1987, shall be disregarded when calculating the foregoing $100,000 limitation.

   (c) TERMS OF ISO OPTIONS. ISO Options shall be granted on the following terms and conditions: No ISO Option shall be exercisable more than ten (10) years from the date of grant. Subject to such limitations, the Committee shall have the discretion to fix the period (the "ISO Period") during which any ISO Option may be exercised. ISO Options granted shall not be transferable except by will or by laws of descent and distribution. At all times during the period commencing with the date an ISO Option is granted to a Participant and ending on the earlier of the expiration of the ISO Period applicable to such ISO Options or the date which is three (3) months prior to the date the ISO Option is exercised by such Participant, such Participant must be an employee of either (i) the Company, (ii) a parent or a subsidiary corporation of the Company, or (iii) a corporation or a parent or a subsidiary corporation of such corporation issuing or assuming an ISO Option in a transaction to which Section 424(a) of the Code applies. Provided, in the case of a Participant who incurs a Disability, the aforesaid three (3) month period shall mean a one (1) year period. Provided further, in the event a Participant's employment is terminated by reason of his death, his personal representative may exercise any unexercised ISO Option granted to the Participant under the Plan at any time within one (1) year after the Participant's death but in any event not after the expiration of the ISO Period applicable to such ISO Option.

   (d) ACCELERATION OF OTHERWISE UNEXERCISABLE ISO OPTIONS ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Committee, in its sole discretion, may permit (i) a Participant who terminates employment due to Retirement, (ii) a Participant who terminates employment due to a Disability,
(iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment upon the occurrence of special circumstances (as determined by the Committee) to purchase (within three (3) months of such date of termination of employment or one (1) year in the case of a deceased Participant or a Participant suffering a Disability) all or any part of the shares subject to any ISO Option on the date of the Participant's Retirement, Disability, death, or as the Committee otherwise so determines, notwithstanding that all installments, if any, had not accrued on such date.

   (e) NUMBER OF ISO OPTIONS GRANTED. Subject to the applicable limitations contained in the Plan with respect to ISO Options, Participants may be granted more than one ISO Option. In making any such determination, the Committee shall obtain the advice and recommendation of the officers of the Company, its parent or a subsidiary of the Company which have supervisory authority over such Participants. Further, the granting of an ISO Option under the Plan shall not affect any outstanding ISO Option previously granted to a Participant under the Plan.

   (f) NOTICE TO EXERCISE ISO OPTION. Upon exercise of an ISO Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Committee, at the Company's main office in Oklahoma City, Oklahoma. No Stock shall be issued to any Participant until the Company receives full payment for Stock purchased under the ISO Option.

                              ARTICLE IV

             ACCELERATION OF OPTIONS ON CHANGE OF CONTROL

   4.1 ACCELERATION OF OPTIONS UPON CHANGE OF CONTROL. In the event that a Change of Control (as defined herein) has occurred with respect to the Company, any and all ISO Options and Stock Options become automatically fully vested and immediately exercisable with such acceleration to occur without the requirement of any further act by either the Company or the Participant. For the purposes of this Section 4.1, the term "Change of Control" shall mean:

   (i) The acquisition in a transaction or a series of transactions by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), of beneficial ownership, of 30% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities; provided, however, that any acquisition of beneficial ownership of common stock or voting securities of the Company which is less than 30% of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities shall be deemed to be a "change of control" for the purposes of this Agreement if a majority of the Incumbent Board determines that such acquisition has caused a change of control to occur;

        (ii) Individuals who, as of the date hereof, constitute the Board of Directors of the Company (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

         (iii) Approval by the stockholders of the Company of (A) a reorganization, merger or consolidation, in each case with respect to which the stockholders of the Company will not, immediately after consummation thereof, own more than 50% of the combined voting power of the then outstanding voting securities of either (a) the consolidated company or the surviving company in the reorganization or merger, or (b) any company which prior to the consolidation, reorganization or merger owned 50% or more of the combined voting power of its then outstanding voting securities; provided, however, no Change of Control shall be deemed to have occurred if members of the Incumbent Board will, immediately thereafter, constitute at least a majority of the board of directors of the consolidated or surviving company, or any company which owns, directly or indirectly, at least a majority of the voting power of the consolidated or surviving company's outstanding voting securities, and the Incumbent Board has determined, prior to such shareholder approval, that a Change of Control shall not be deemed to result from such transaction; or (B) a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company.

                               ARTICLE V

           OPTIONS NOT QUALIFYING AS INCENTIVE STOCK OPTIONS

   With respect to all or any portion of any Option granted under the Plan not qualifying as an "incentive stock option" under Section 422 of the Code, such Option shall be considered as a Stock Option granted under this Plan for all purposes. Further, this Plan and any ISO Options granted hereunder shall be deemed to have incorporated by reference all the provisions and requirements of
Section 422 of the Code (and the Treasury Regulations issued thereunder) which are required to provide that all ISO Options granted hereunder shall be "incentive stock options" described in Section 422 of the Code.

                                     PROXY
                               THE BEARD COMPANY
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR STOCKHOLDERS MEETING ON JUNE 4, 1998

      The undersigned stockholder of The Beard Company, an Oklahoma corporation, hereby appoints W. M. Beard and Herb Mee, Jr. or either of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all shares of stock of The Beard Company owned by the undersigned in all matters coming before the 1998 Annual Meeting of Stockholders (or any adjournment thereof) of The Beard Company to be held in the Board Room of Bank One, Oklahoma, N. A. in the Bank One Tower, 100 North Broadway, Oklahoma City, Oklahoma, on Thursday, June 4, 1998 at 10:00 a.m. local time. The Board of Directors recommends a vote "FOR" the following matters, all as more specifically set forth in the Proxy Statement:

1.  Election of Directors
    _ FOR all nominees listed below       _ WITHHOLD AUTHORITY to vote for all
                                            nominees listed below

    Harlon E. Martin, Jr. - three year term expiring in 2001
    Herb Mee, Jr. - three year  term expiring in 2001

2. Approval of the amendment to the 1993 Stock Option Plan, a copy of which is attached to the accompanying Proxy Statement as Exhibit A.
    _ FOR                _ AGAINST         _ ABSTAIN

3. Approval of Appointment of KPMG Peat Marwick LLP as independent certified public accountants for fiscal 1998.
    _ FOR                _ AGAINST         _ ABSTAIN

                                                   (Continued from other side)
4. In their discretion, the Proxies are authorized to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.
      I/WE RESERVE THE RIGHT TO REVOKE THE PROXY AT ANY TIME BEFORE THE EXERCISE THEREOF. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE STOCKHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED "FOR" ITEMS 2 AND 3 AND "FOR" THE ELECTION OF THE DIRECTORS NOMINATED.

 Dated: ______________________________________, 1998

 _________________________________________________.
                                    (Signature)
 _________________________________________________.

                                           (Signature  if  held jointly)
Please sign exactly as your name appears on your stock certificate, indicating your official position or representative capacity, if applicable, if shares are held jointly, each owner should sign.

IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY BEFORE THE DATE OF THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE.